Exhibit 99.2

BARROWAY TOPAZ KESSLER
  MELTZER & CHECK, LLP
Eric L. Zagar (Bar No. 250519)
Robin Winchester
James H. Miller
280 King of Prussia Road
Radnor, PA 19087
Telephone: (610) 667-7706
Facsimile: (267) 948-2512
ezagar@btkmc.com
rwinchester@btkmc.com
jmiller@btkmc.com

COUGHLIN STOIA GELLER	COUGHLIN STOIA GELLER
RUDMAN & ROBBINS, LLP	RUDMAN & ROBBINS, LLP
Shawn A. Williams (Bar No. 213113)	Travis E. Downs, III (Bar No. 148274)
100 Pine Street, Suite 2600	Jeffrey D. Light (159515)
San Francisco, CA 94111	655 West Broadway, Suite 1900
Telephone: (415) 288-4545	San Diego, CA 92101
Facsimile: (415) 299-4534	Telephone: (619) 231-1058
swilliams@csgrr.com	Facsimile: (619) 231-7423
travisd@csgrr.com

Counsel for Lead Plaintiffs

[Additional counsel appear on signature page.]

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF CALIFORNIA
SAN JOSE DIVISION

Master Case No.: C-06-03783-JF
IN RE SANMINA-SCI CORP.
DERIVATIVE LITIGATION	STIPULATION OF SETTLEMENT

This Document Relates to: All Actions

STIPULATION OF SETTLEMENT

This Stipulation of Settlement, dated February 26, 2009 (the “Stipulation”), is made and entered into by and among the following Settling Parties (as defined further in ¶1.22 hereof), each by and through their respective counsel: (i) Plaintiffs Alaska Electrical Pension Fund, William Hergotz and Kenneth Saunders (collectively the “Lead Plaintiffs” or “Federal Plaintiffs”) (on behalf of themselves and derivatively on behalf of Sanmina-SCI Corporation (“Sanmina” or the “Company”)); (ii) Plaintiffs, Gary Bahnmiller, Jr., Kevin Judd and Triniia Salehinasab (“State Plaintiffs”); (iii) the Individual Defendants (defined below in ¶1.11); and (iv) nominal defendant Sanmina. The Stipulation is intended by the Settling Parties to fully, finally and forever resolve, discharge and settle the Released Claims (as defined in ¶1.18), upon and subject to the terms and conditions hereof.

I.                                       INTRODUCTION AND BACKGROUND OF THE ACTIONS

On and after June 15, 2006, Lead Plaintiff William Hergotz filed the first shareholder derivative action in the United States District Court Northern District of California, San Jose Division (the “Federal Court”), No. C-06-03783-JF. Thereafter, several other similar shareholder derivative actions were filed in the Federal Court. On August 31, 2006, the Federal Court consolidated all of those derivative actions. These actions are known as the In re Sanmina Derivative Actions, No. C-06-03783-JF (the “Federal Derivative Action”). On August 31, 2006, the Court also appointed Alaska Electrical Pension Fund, William Hergotz, and Kenneth Saunders as Lead Plaintiffs, and Barroway Topaz Kessler Meltzer & Check, LLP and Coughlin Stoia Geller Rudman & Robbins LLP as Lead Counsel in the Federal Derivative Action.

On September 25, 2006, the first of three actions now consolidated as In re Sanmina-SCI Corp. Derivative Litigation, Lead Case No. 1:06-SV-071786 (the “State Derivative Action”) was filed in the Superior Court of the State of California, Santa Clara County (the “State Court”). The State Court consolidated the actions on February 13, 2007.

The Federal Derivative Action and the State Derivative Action (collectively, the “Actions”) each allege claims on behalf of Sanmina against certain current and former officers and directors of Sanmina, arising from or relating to the granting of stock options at Sanmina beginning in 1996.

The Actions sought, among other things, the return of any unjust enrichment or special benefits received by the Individual Defendants as well as the implementation of certain corporate governance reforms.

On August 8, 2006, the Sanmina Board of Directors (the “Board”) appointed Alain Couder and Peter J. Simone to constitute a Special Litigation Committee (the “SLC”) to determine whether it was in the Company’s best interest to pursue claims arising from its past option granting practices against any current or former officers, directors, employees, or agents of the Company and to manage and conduct the litigation and/or settlement or other resolution of any such claims. The Board adopted a resolution providing that the SLC, among other things, was authorized “to conduct an independent review and investigation of claims asserted and issues raised in, or related to claims asserted and issues raised in, the private shareholder litigation,” and “to take any action(s), including without limitation the filing and prosecution of litigation on behalf of the Corporation or the termination of litigation purportedly brought on behalf of the Corporation, as the Special Litigation Committee in its sole discretion deems in the best interests of the Corporation.” On October 12, 2006 Sanmina announced that as a result of the improper stock option grants, its historical financial statements were inaccurate and had to be restated and that the Company would take a non-cash compensation expense for the fiscal periods 1997 through 2005 as a result of these errors. On October 30, 2006, Lead Plaintiffs in the Federal Derivative Action filed their Verified Amended Consolidated Shareholders Derivative Complaint. The State Plaintiffs filed their Joint Consolidated Complaint on August 17, 2007.

In or around March 2007, counsel for Plaintiffs and nominal defendant Sanmina began a dialogue regarding the possible resolution of the Actions and the parties agreed to pursue a mediation before Judge Edward A. Infante (Ret.). As part of that dialogue and in advance of the mediation, on May 4, 2007, Federal Plaintiffs sent a settlement demand letter to defendants which included, among other things, proposed corporate governance reforms.

On May 23, 2007, the parties, including counsel for the Lead Plaintiffs in the Federal Derivative Action, the Individual Defendants, and the Special Litigation Committee conducted an all day mediation session before Judge Infante. At the conclusion of the mediation and after making progress, the parties agreed to attend another mediation session with Judge Infante. Thereafter, the parties attended three additional mediation sessions with Judge Infante on July 3, 2007, September 7, 2007 and March 13, 2008, respectively. Since the conclusion of the mediation sessions, counsel for the Lead Plaintiffs in the Federal Derivative Action, the Plaintiffs in the State Derivative Action, the Settling Defendants and the Special Litigation Committee have continued settlement negotiations to resolve the Actions on the terms set forth herein.

II.                             CLAIMS OF THE PLAINTIFFS AND BENEFITS OF SETTLEMENT

The Plaintiffs (defined below in ¶1.15) believe that the claims they have asserted in the Actions on behalf of Sanmina and on their own behalf, and the claims which could potentially be asserted, have merit and that Plaintiffs have proper standing to pursue such claims. However, counsel for the Plaintiffs recognize and acknowledge the expense and length of continued proceedings necessary to prosecute the Actions against the Released Persons (as defined below in ¶1.17) through trial and through appeals. Counsel for the Plaintiffs have also taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Actions, as well as the difficulties and delays inherent in such litigation. Counsel for the Plaintiffs are also mindful of the inherent problems of proof and possible defenses to the claims asserted in the Actions or which may be asserted. Based on their evaluation, Plaintiffs and their counsel have determined that the settlement set forth in the Stipulation is in the best interests of the Plaintiffs, Sanmina and its shareholders. Counsel for the Plaintiffs believes that the settlement set forth in the Stipulation confers substantial benefits upon Sanmina and its shareholders.

III.                         DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY

The Defendants (defined below in ¶1.3) have denied and continue to deny each and all of the claims and contentions alleged by the Plaintiffs in the Actions. The Defendants expressly have denied and continue to deny all charges of wrongdoing or liability against them arising out of any of the conduct, statements, acts or omissions alleged, or that could have been alleged, in the Actions. The Defendants also have denied and continue to deny, inter alia, the allegations that the Plaintiffs, Sanmina or its shareholders have suffered damage, or that the Plaintiffs, Sanmina or its shareholders were harmed by the conduct alleged in the Actions. The Defendants have further asserted that at all relevant times, they acted in good faith and in a manner they reasonably believed to be in the best interests of Sanmina and its shareholders.

Nonetheless, the Defendants and the Special Litigation Committee on behalf of Sanmina have also taken into account the uncertainty and risks inherent in any litigation, especially in complex cases like the Actions. The Defendants and the Special Litigation Committee have, therefore, determined that it is desirable that the Actions, and all of the Settling Parties’ disputes related thereto, be fully and finally settled in the manner and upon the terms and conditions set forth in this Stipulation. The Company and the Special Litigation Committee on behalf of Sanmina believes that the settlement set forth in this Stipulation confers substantial benefits upon Sanmina and its shareholders and is in the best interests of Sanmina and its shareholders.

IV.                             TERMS OF STIPULATION AND AGREEMENT OF SETTLEMENT

NOW, THEREFORE, IT IS HEREBY STIPULATED AND AGREED by and among the Plaintiffs (for themselves and derivatively on behalf of Sanmina) and the Defendants by and through their respective counsel or attorneys of record, as follows.

1.                                        Definitions

As used in the Stipulation the following terms have the meanings specified below:

1.1                                 “Actions” means, collectively, the Federal Derivative Action and the State Derivative Action.

1.2                                 “Current Sanmina Stockholders” means all record and beneficial owners of Sanmina common stock as of the date of this Stipulation.

1.3                                 “Defendants” means the Individual Defendants and nominal defendant Sanmina.

1.4                                 “Effective Date” means the first date by which all of the events and conditions specified in ¶6.1 of the Stipulation have been met and have occurred.

1.5                                 “Federal Complaint” means the Verified Consolidated Shareholders Derivative Complaint filed in the Federal Derivative Action on October 30, 2006.

1.6                                 “Federal Court” means the United States District Court for the Northern District of California, San Jose Division.

1.7                                 “Federal Derivative Action” means the consolidated action entitled In re Sanmina-SCI Corp. Derivative Actions, Master File No. C-06-03783-JF.

1.8                                 “Federal Order and Judgment” means the order and judgment to be rendered by the Federal Court, substantially in the form attached hereto as Exhibit A.

1.9                                 “Federal Plaintiffs” or “Lead Plaintiffs in the Federal Derivative Actions” means Alaska Electrical Pension Fund, William Hergotz and Kenneth Saunders.

1.10                         “Final” means the time when a Judgment that has not been reversed, vacated, or modified in any way is no longer subject to appellate review, either because of disposition on appeal and conclusion of the appellate process or because of passage, without action, of time for seeking appellate review. More specifically it is that situation when: (1) either no appeal has been filed and the time has passed for any notice of appeal to be timely filed in the Actions; or (2) an appeal has been filed and the courts of appeal has/have either affirmed the Judgment or dismissed that appeal and the time for any reconsideration or further appellate review has passed; or (3) a higher court has granted further appellate review and that court has either affirmed the underlying Judgment or affirmed the court of appeals’ decision affirming the Judgment or dismissing the appeal.

1.11                           “Individual Defendants” means Rick R. Ackel, Samuel Altschuler, John C. Bolger, Neil R. Bonke, Stephen F. Bruton, Michael J. Clarke, Alain Couder, Randy W. Furr, Fredric Harman, Steven H. Jackman, Elizabeth Jordan, Michael Landy, Mark J. Lustig, Christopher D. Mitchell, Eric Naroian, Hari Pillai, Carmine Renzulli, Mario M. Rosati, A. Eugene Sapp, Jr., Joseph Schell, Wayne Shortridge, Peter J. Simone, Jure Sola, Michael Sparacino, Michael M. Sullivan, Jacquelyn M. Ward, David L. White, Bernard Whitney and Dennis Young.

1.12                           “Lead Counsel” means Barroway Topaz Kessler Meltzer & Check, LLP and Coughlin Stoia Geller Rudman & Robbins LLP.

1.13                           “Mediator” means Judge Edward A. Infante (Ret.).

1.14                           “Person” means an individual, corporation, limited liability corporation, professional corporation, partnership, limited partnership, limited liability partnership, association, joint stock company, estate, legal representative, trust, unincorporated association, government or any political subdivision or agency thereof, and any business or legal entity and their spouses, heirs, predecessors, successors, representatives, or assignees.

1.15                           “Plaintiffs” means, collectively, the Federal Plaintiffs and the State Plaintiffs.

1.16                           “Plaintiffs’ Counsel” means Lead Counsel and State Court Counsel.

1.17                           “Related Persons” means each of a Defendant’s past or present directors, officers, employees, partners, members, principals, agents, insurers, attorneys, accountants, legal representatives, predecessors, successors, parents, subsidiaries, divisions, assigns, spouses, heirs, and related or affiliated entities.

1.18                           “Released Claims” shall collectively mean the following: (i) full release by Sanmina and Plaintiffs in favor of the Individual Defendants and their respective Related Persons for any and all claims or causes of action, known or unknown (including “Unknown Claims,” as defined in ¶1.27 hereof), that arise out of, or relate in any way to, the facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act that were alleged or could have been alleged by or on behalf of Sanmina in the Actions, as a claim, counterclaim, cross-claim or otherwise, through the date of the Settlement; and (ii) full release by each Individual Defendant in favor of Sanmina and all other Individual Defendants and their respective Related Persons for any and all claims or causes of action, known or unknown (including “Unknown Claims,” as defined in ¶1.27 hereof), that arise out of, or relate in any way to, the facts, transactions, events, occurrences, acts, disclosures, statements, omissions or failures to act that were alleged or could have been alleged in the Actions, as a claim, counterclaim, cross-claim or otherwise, through the date of the Settlement. Nothing herein shall affect or limit any rights or obligations with respect to indemnification or the right of advancement of fees and costs as between the Individual Defendant, on the one hand, and Sanmina on the other. The releases contained herein shall not include and shall not in any way modify any existing rights to advancement or indemnification that the Individual Defendants have or may have from Sanmina by reason of contract, federal or state law, equity, or corporate charter provisions, and shall not in any way modify any rights that Sanmina has or may have to recover fees and costs advanced to any Individual Defendants that were incurred for reasons other than the pendency and prosecution of the Actions (e.g., as a result of the investigations by the Securities and Exchange Commission or the Department of Justice).

1.19                           “Released Persons” means each and all of the Defendants and their Related Persons.

1.20                           “Restatement” means the restatement of certain of Sanmina’s previously filed financial statements as set forth in Sanmina’s Report on Form 10-K filed on or about January 3, 2007.

1.21                           “Sanmina” means Sanmina-SCI Corp. including, but not limited to, its predecessors, successors, controlling shareholders, partners, joint venturers, subsidiaries, affiliates and divisions and assigns.

1.22                           “Settling Parties” means, collectively, each of Defendants and Plaintiffs.

1.23                           “State Court” means the Superior Court of the State of California, Santa Clara County.

1.24                           “State Court Counsel” or “Lead Counsel in the State Derivative Action” means Robbins Umeda, LLP and Federman & Sherwood.

1.25                           “State Derivative Action” means the consolidated action entitled In re Sanmina-SCI Corp. Derivative Litigation, Master File No. 1:06-SV-071786.

1.26                           “State Plaintiffs” means Gary Bahnmiller, Jr., Kevin Judd and Triniia Salehinasab.

1.27                           “Unknown Claims” means any of the Released Claims which any Plaintiff, Individual Defendant, Sanmina, the Special Litigation Committee, or Sanmina shareholders do not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons, including claims which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons, or might have affected his, her or its decision not to object to this settlement. With respect to any and all Released Claims, the Settling Parties stipulate and agree that, upon the Effective Date, the Plaintiffs, Individual Defendants, and Sanmina shall expressly waive, and each of the Sanmina shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived, the provisions, rights and benefits of California Civil Code § 1542, which provides:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM OR HER MUST HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR.

Upon the Effective Date, the Plaintiffs, Individual Defendants, and Sanmina shall expressly waive, and each of the Sanmina shareholders shall be deemed to have, and by operation of the Judgment shall have, expressly waived any and all provisions, rights and benefits conferred by any law of any jurisdiction or any state or territory of the United States, or principle of common law, which is similar, comparable or equivalent to California Civil Code §1542. The Individual Plaintiffs, Defendants, Sanmina, the Special Litigation Committee and Sanmina shareholders may hereafter discover facts in addition to or different from those which he, she or it now knows or believes to be true with respect to the subject matter of the Released Claims, but, upon the Effective Date, each Plaintiff, Individual Defendant, and Sanmina shall expressly settle and release, and each Sanmina shareholder shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever settled and released, any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts. The Settling Parties acknowledge, and the Sanmina shareholders shall be deemed by operation of the Judgment to have acknowledged, that the foregoing waiver was separately bargained for and is a key element of the settlement of which this release is a part.

2.                                        Financial and Corporate Governance Benefits To Sanmina; Consideration To Sanmina

2.1                                 Sanmina, the Special Litigation Committee and the Individual Defendants acknowledge and agree that the Actions filed by Plaintiffs precipitated and were a material factor in the return by certain Individual Defendants to Sanmina of cash and the cancellation and repricing of stock options described below. Sanmina and the Special Litigation Committee further acknowledge and agree that such financial contributions, in addition to the Corporate Governance Reforms set forth below in Sections 2.2 and 2.3, confer a substantial benefit to Sanmina as part of the Settlement of the Actions.

2.2                                    Financial Benefits. In connection with the Settlement of the Actions, Plaintiffs, Sanmina and the Special Litigation Committee agree that Sanmina has or will receive cash payments from and/or the relinquishment of value by certain Individual Defendants as set forth below in subsections a-h. Based upon the methodologies employed for each of the financial benefits, the financial benefits have the values set forth below, and the Individual Defendants agree not to contest those values for the purpose of this Settlement:

(a)                             Defendant Sola agreed to reprice all unexercised options that were determined to be mispriced, which totals 1,380,000 stock options, the value of which equals $10,613,120 calculated based upon the aggregate increase in exercise price of the options. The exercise price of such options will be increased so as to equal the fair market value of Sanmina common stock on the re-determined measurement date.

(b)                            Certain outside directors have agreed to reprice all unexercised options that were determined to be mispriced, for a total of 1,496,933 options, the value of which equals $3,861,372 calculated based upon the aggregate increase in exercise price of the options. The exercise price of such options will be increased so as to equal the fair market value of Sanmina common stock on the re-determined measurement date. Certain of these options have already been repriced and the remainder will be repriced within thirty (30) days of the Federal Court entering a final order approving the Settlement.

(c)                             Defendant Renzulli agreed to forfeit his rights to 526,525 options, the value of which equals $1,428,149 calculated as of the cancellation date of the options on November 12, 2006.

(d)                            Defendant Furr agreed to forfeit his rights to all unexercised outstanding options, which includes both mispriced options as well as properly priced options, totaling 2,279,000 stock options.

(e)                             One current officer and two former officers have voluntarily agreed to repay to Sanmina amounts for mispriced stock options that they paid less to exercise than they would have had to pay had those options been priced on the date those options were actually awarded: Sola has repaid to Sanmina $148,360; Renzulli has agreed to repay to Sanmina $33,869, and Furr has agreed to repay to Sanmina $126,480 within thirty (30) days of the Federal Court entering a final order approving the Settlement.

(f)                               Certain outside directors have voluntarily agreed to repay to Sanmina amounts for mispriced stock options that they paid less to exercise than they would have had to pay had those options been priced on the date those options were actually awarded. The total amount of such proceeds is $20,405 and will be paid by the two affected directors within thirty (30) days of the Federal Court entering a final order approving the Settlement.

(g)                            Defendants Sola and Furr paid more money to exercise certain mispriced options than they would have paid had those options been priced on the date those options were actually granted, equaling a total value of $504,000. Sola and Furr waive any and all rights to recover any overpayments from Sanmina, including, without limitation, any ability to offset any overpayments against other payments or other consideration they will pay as part of the Settlement.

(h)                            Defendant Furr agreed to forfeit his right to a severance payment in the amount of $61,666.70.

2.3                                 Corporate Governance Benefits. Plaintiffs, Sanmina and the Special Litigation Committee have conducted extensive arm’s-length negotiations over an extended period of time and have reached agreement regarding certain Corporate Governance Reforms related to, among other things, the Company’s board of directors and management composition and stock option granting practices and procedures. Consequently, during the pendency of and in connection with the Settlement of the Actions, the Company has, or within sixty (60) days of court approval of the Settlement shall, adopt the Corporate Governance Reforms set forth below, which shall remain operative until September 30, 2011 unless otherwise specified. Sanmina, the Special Litigation Committee and the Individual Defendants acknowledge and agree that the Actions filed by

Plaintiffs were a material factor in the decision by the Company to adopt, implement and maintain the Corporate Governance Reforms set forth below.

A.                                    Establishing and Documenting the Authority to Grant Stock Options

The Company shall document clearly who has authority to grant stock options. The Company’s 1999 Stock Option Plan (the “Plan”) should be amended to make clear that the Board and/or Compensation Committee may delegate to management the authority to grant options, subject to the limitations addressed below.

Further, in each instance in which the Board or Compensation Committee delegates stock option granting authority to management, the delegation should be clearly set forth in written resolutions.

B.                                    Authority to Grant Stock Options

Option grants may be approved by either the Board or the Compensation Committee. Options approved by the Board shall be by a majority vote. Options approved by the Compensation Committee shall be by unanimous vote. If the vote by the Compensation Committee is not unanimous, such option grant must be approved by a majority vote of the Board.

The Board and/or Compensation Committee may delegate to management the authority to grant options, but only for such options and under such circumstances as outlined in 2 below:

1.                                      Granting Authority that Should Be Retained Solely by the Board or Compensation Committee

The Board or the Compensation Committee shall have sole, exclusive and non-delegable authority to grant the following types of options:

(a)                             All grants (e.g., annual, new hire, promotion, discretionary, etc.) to Section 16 officers and Senior Executives (“Senior Executives” are those persons with a title of Senior Vice President or higher who report directly to the Chief Executive Officer);

(b)                            All annual grants to employees;

(c)                             All merger and acquisition related grants.

2.                                      Granting Authority that May Be Delegated to Management

The Board or Compensation Committee may delegate to management the authority to grant options to individuals (other than Section 16 Officer and Senior Executives) relating to new hires, promotions or for discretionary purposes under special circumstances. However, the Compensation Committee shall be responsible for considering and maintaining guidelines establishing a limit on (1) the number of option shares that may be awarded to any individual by management for discretionary purposes and (2) the aggregate number of shares that management may authorize for discretionary purposes each fiscal year. Pursuant to the guidelines adopted by the Compensation Committee on December 3, 2006, “no individual grant [by management] shall exceed 50,000 option shares and the aggregate number of option shares granted shall not exceed one million shares in any fiscal year.”

C.                                    Procedures for Granting Stock Options

1.                                      Options Approved By the Board or the Compensation Committee

Options should be approved only at meetings. Options may be approved by unanimous written consent only in extraordinary circumstances.

(a)                             Annual grants to all employees, including Section 16 officers and Senior Executives, as well as merger and acquisition-related grants shall be approved at a regularly scheduled, in-person Board or Compensation Committee meeting.

(b)                            New hire, promotion or other discretionary grants may be approved by the Board or Compensation Committee either at a regularly scheduled, in-person meeting or at a telephonic meeting.

(c)                             Either the Company’s General Counsel or outside counsel shall attend any and all meetings at which option grants are approved and shall act as Secretary and keep the minutes of such meetings.

Prior to any meeting at which approval for the award of options shall be sought, the VP of Compensation and/or General Counsel shall inform the Chairman of the Compensation Committee about the need to approve options and provide a tentative timeline for the approval of such awards based on the nature of the grant (e.g., new hire, promotion, annual grants, etc.).

The VP of Compensation and/or General Counsel shall provide information about the proposed grants in advance of the meeting at which approval will be sought, including the list of optionees, the approval form and the tentative date and time of the in-person or telephonic meeting. Additionally, the VP of Compensation and/or General Counsel shall indicate whether the proposed option grants are within the Company’s pre-established guidelines for option awards. Accordingly, at the time any grant is made, the complete list of optionees and the information concerning the grants should be in front of the Board or the Compensation Committee.

The document reflecting the approval of option awards (whether at a Board or Compensation Committee meeting or by written consent) shall include: (1) the date of the Board or Compensation Committee meeting approving the grant (or in the case of grants approved by unanimous written consent, the dates on which each consent is executed and, if different, the date the executed signature pages are returned to the Company), and at the time of approval (2) the names of the employees or service providers to whom awards were granted, the number and type of awards granted to each employee or service provider, the vesting schedule of each award, the purchase or exercise price (in the case of stock options, the closing price of the company’s stock on the Effective Date as defined below and, in the case of awards other than stock options, such other method as permitted under the plans) for the awards, a reference to the plan or other authority under which the awards are granted, as well as the other terms and conditions on which the awards are granted (or a reference to the terms and conditions as set forth in a separate document, such as a form of option agreement presented to or previously approved by the Board or Compensation Committee).

Approved option awards shall be memorialized by each Board or Compensation Committee member (as the case may be) by initialing and dating each page of the grant list. If grants are approved at a meeting, minutes memorializing the decision should be circulated and approved promptly. Any member of the Compensation Committee may act as chair of any meeting; the chair will countersign the meeting minutes. No changes to the grant list will be permitted after the Board or Compensation Committee approves the grant list. In those circumstances in which an individual or group of individuals were inadvertently omitted from a proposal list submitted to the

Board or Compensation Committee, such recommendations must be addressed at a subsequent Board or Compensation Committee meeting. Complete records of all option grants should be kept with the Company’s minute books. Copies shall be kept, as needed, by the Stock Administration Department and the Human Resources Department.

2.                                      Options Approved Pursuant to a Delegation of Authority to Management

For options approved by management pursuant to a delegation of authority by the Board or Compensation Committee, the approval document for such grants shall clearly reflect the names of the optionees and the number of option shares granted to each optionee and bear either the notarized or digital signature of the Chief Executive Officer, or if the Chief Executive Officer is not available, the Company’s General Counsel.

Although the Compensation Committee may delegate to management the authority to grant certain stock options to employees, the Compensation Committee shall retain the responsibility for oversight of management’s option grants and shall ultimately be responsible for the propriety of such grants.

D.                                    The Effective Date and Exercise Price of Options

The date of grant (the “Effective Date”) is defined as follows:

1.                                 Annual Grants

For all annual grants to Section 16 officers and Senior Executives, the Effective Date shall be November 15, provided that the grants are approved prior to such date (or, if November 15 is not a trading day, then the Effective Date shall be the next trading day).

For all other annual grants, the Effective Date shall be the fifteenth calendar day of the month immediately following the month in which the Board or Compensation Committee has taken formal action to approve such grants (or, if the fifteenth calendar day is not a trading day, then the Effective Date shall be the next trading day).

2.                                 Other Grants

For all other grants, including grants for which authority was delegated to management to make awards, the Effective Date shall be as follows.

(a)                                  New hire grants: provided that formal action to approve the grant has occurred by this date, then the fifteenth calendar day of the month immediately following the month in which the employee commences work;

(b)                                 Promotion grants: provided that formal action to approve the grant has occurred by this date, then the fifteenth calendar day of the month immediately following the month in which the promotion took effect;

(c)                                  Discretionary grants: the fifteenth calendar day of the month immediately following the month in which formal action has been taken to approve the grant; and

(d)                                 Merger & Acquisition grants: provided that formal action to approve the action has occurred by this date, then the fifteenth calendar day of the month immediately following the month in which the merger or acquisition took effect.

On an exceptional basis only, the Effective Date for a new hire, promotion , or discretionary grant authorized by management pursuant to Section 2 above may be the fifteenth calendar day of the same month in which the new hire becomes an employee, the promotion takes effect, or the discretionary grant recommendation is made and approved, subject to each of the following conditions: (i) the exception may only be applied to senior employees of the Company (other than Section 16 officers and Senior Executives ) with a title of Director or above, or the equivalent, (ii) under circumstances where the option grant is believed to be necessary for the hiring or retention of the employee, (iii) the commencement of employment, in the case of a new hire grant, the effective date of the promotion, in the case of a promotion grant, or the date of recommendation, in the case of a discretionary grant, precedes the fifteenth calendar day of the month, (iv) formal approval is obtained and documented prior to the fifteenth calendar day of the month, and (v) each such exception is documented as an exception and approved separately by the approving manager.

If the fifteenth calendar day is not a trading day, then the Effective Date shall be the next trading day. The exercise price of all grants will be the closing price of the Company’s stock on the Effective Date.

Notwithstanding the foregoing, if the Effective Date for any grant to a Section 16 Officer or Senior Executive, other than an annual grant to any Section 16 Officer or Senior Executive, falls within a “Black-out Period” as that term is defined under the Company’s insider trading policy, the Compensation Committee shall be entitled to: (i) issue such grant with an Effective Date of the fifteenth calendar day of the month during the Black-out Period after giving consideration of any material, non-public information or (ii) deferring the Effective Date to the fifteenth calendar day of the next month in which such day is not in a Black-out Period.

E.                                      Additional Controls Relating to Option Awards

The Compensation Committee shall discuss with management and establish guidelines as to the amounts and types of awards that would be issued in the annual refresh grant and in merger and acquisition-related grants. Absent extraordinary circumstances, option awards shall be made consistent with these pre-established guidelines.

The Company shall segregate the duties between compensation administration (front-end processes, such as definition of award plans, compensation philosophy, award recommendation process, submission schedules, recommendation approvals) and stock administration (back-end processes, such as data entry (including entry of grant date and price), audit, database administration, approval document retention and reporting). Accordingly, the above described front-end processes should be defined, administered and managed by the Human Resources Department and the back-end processes should be defined, administered and managed by the Finance Department.

The Human Resources Department shall develop an approval form, electronic or otherwise, of stock option grants to record information about each option grant that will be maintained in each grantee’s stock administration file that identifies, at a minimum, the date of each stock option award, the type of grant for each such award (e.g., annual, new hire, promotion, discretionary, or merger and acquisition), the exercise prices of such stock option award, and the total number of option shares awarded to such employee for such grant.

The Company shall make efforts to notify the optionees of the option grant within ten days after the Effective Date of the grant, as that term is used in the Amended and Restated Remedial Measures adopted by the Board, but in no event more than 30 days after the decision to award an option grant is made.

The Company performed an internal audit of the adequacy of the Company’s internal controls related to stock options and reported its findings to the full Board in September 2008. The Board published those findings in the Company’s proxy statement filed December 15, 2008. Management shall annually assess the adequacy of the Company’s internal controls with respect to stock option grants and shall report its assessment in the Company’s annual report on internal controls pursuant to Section 404 of the Sarbanes-Oxley Act.

F.                                 Extended Vesting of Options

There will be no extended vesting of options after an employee is no longer working full time, unless the extension is approved by the Compensation Committee and General Counsel or outside counsel and that such approval (including the terms of the extended vesting) is reflected in the meeting minutes or in a unanimous written consent.

G.                               Option Exercises Must be Properly Documented

The steps for exercising an option shall be clear and procedures shall be in place to memorialize when each of the required steps has been completed by the optionee attempting to exercise an option.

H.                               The Company Shall Periodically Review the Stock Option Plan

The Company shall, on its own or with the aid of consultants, periodically review the stock option plan to be sure that it is achieving its goals. That assessment shall include confirmation that the Company’s stock option program is comparable to its peers, and that the peer group is comprised of the Company’s true peers.

I.                                     The Company Shall Maintain an Environment That Emphasizes the Importance of Compliance

The Company’s management shall (a) prepare for the Board’s consideration a plan to expand the scope of the internal audit function to include oversight of the Company’s compliance programs and monitoring of such programs and (b) management work with Company counsel to propose to the Board changes that are designed to foster a culture of compliance and extreme care around compensation practices. The Board, the CEO and senior managers shall clearly communicate, through words and actions, that compliance is an important corporate value not just with respect to accounting, but also as it relates to compensation. Management and directors shall also emphasize the need for and importance of timely and accurate documentation of compensation transactions and actions.

J.                                      The Company Shall Emphasize Employee Education and Training Regarding Options and Compensation Practices, and Solicit Suggestions for Improvements from Employees

Compliance with rules is enhanced when people understand what the rules are, why those rules are important, and what consequences flow from deviating from those rules. Thus, the Company shall institute a training program in which the participation will be required for any manager involved in the award of options and for all staff that deal with option and compensation issues. The program shall encompass the significant policies and procedures that the Company has adopted. Whenever the Company makes revisions to policies and procedures (including the stock option plans), those changes and the reasons that led to the changes shall be clearly explained to all personnel. Similarly, those who administer programs should be asked from time to time whether they are having difficulty administering the programs as written, and whether they have suggestions concerning possible improvements.

Recipients of stock options should also be informed of the policies and procedures in place regarding the award and exercise of stock options. Such information shall be conveyed to optionees as of the first time such optionee receives a stock option award (and along with each subsequent award if there have been significant modifications to such policies and procedures).

K.                                    The Company Should Promote the Effectiveness of the Board and Committees

1.                                     Composition of the Compensation Committee and use of Consultants

The Compensation Committee shall be comprised of at least three independent directors, at least one of whom is a “compensation expert.” A director is a “compensation expert” if he or she has past employment experience in compensation matters or any other comparable experience or background which results in the individual’s sophistication with respect to compensation matters, including being or having been a Chief Executive Officer, Chief Financial Officer or other senior official with compensation oversight responsibilities. No director shall serve on the Compensation Committee for more than five consecutive years.

The Company shall hire a compensation consultant at least once every three years to ensure Sanmina’s compensation is consistent with peer companies. The Compensation Committee may consider the recommendations of the Company’s compensation consultant and shall also have the authority to engage its own compensation consultants if it deems necessary.

2.                                      Effectiveness of the Board and Committees

In addition to the above, to enhance the effectiveness of the Board and its Committees:

(a)                             The Company’s independent directors shall meet in executive session at least four times per year and, if greater, at each in-person board meeting.

(b)                            Attendance by telephone of ad hoc or special meetings will be acceptable, but regularly scheduled Board and committee meetings should be attended in person. The Lead Independent Director will specify which full board meetings require attendance in person, and each committee chairperson will specify which committee meetings require attendance in person. Two or more missed Board or Committee meetings by any one member must be addressed by the Lead Independent Director.

(c)                             Directors shall attend annual shareholder meetings in person, subject to being excused for good cause by the Lead Independent Director.

(d)                            Minutes for all Board meetings shall include the actions approved in that meeting and shall be written and circulated within one week of the meeting for review by the relevant Board members.

(e)                             The Board and its committees shall adopt policies that limit the use of written consents to only those situations where it is necessary to do so.

(f)                               When action by written consent is necessary, the documents shall reflect the reason why the action was taken by written consent, the date upon which the committee’s action occurred, when each of the directors signed the document, and state why the action was not documented contemporaneously with the Board action.

(g)         The Board and its committees shall have standing authorization, at their discretion, to obtain legal or other advisors of their choice who shall report directly to the Board or committee.

(h)         Each standing committee of the Board shall have a written charter, which is made available to the public on the Company’s website, and requires that the committee meet no fewer than four times per year.

L.            Notification

Recipients of stock option awards should be notified of the awards, absent exigent circumstances, within ten days after the Effective Date of the grant, as that term is used in the Amended and Restated Remedial Measures adopted by the Board and, in all circumstances, within 30 days after the Effective Date of the grant.

M.           Nomination of New Independent Director

The Company shall identify qualified independent directors and agrees to cause an additional independent director to be nominated for election to the Board by the date of the annual meeting of stockholders of the Company for the fiscal year 2010. With respect to the election of the independent director, a designee of the Nominating Committee shall work with a designee of a stockholder of the Company who owns 1% or more of Sanmina common stock, to be identified with the assistance of Plaintiffs’ counsel’s corporate governance expert, other than stockholders who are affiliates of any member of management, to identify potential director candidates acceptable to the designee of such stockholder. The candidate so selected shall be submitted to the Nominating Committee. In the exercise of its business judgment, the Nominating Committee shall nominate a person for election for this director position as set forth in this paragraph. Upon election of the additional independent director to the Board, the Company will maintain a board of directors comprised of at least 70% independent directors; however, the termination of service of independent directors that results in the Board being comprised of less than 70% independent directors shall not result in a violation of this provision so long as the Company nominates for election independent directors to fill vacancies created by such termination of service within 120 days (absent exigent circumstances) of the independent director’s resignation.

N.            Change In Law

The Corporate Governance Reforms set forth above in Section 2.3 shall remain in effect at least until September 30, 2011, but are subject to modification or amendment in the event such measures are in direct conflict with any laws, rules or regulations subsequently adopted by the Securities Exchange Commission or a regulatory body that has jurisdictional authority over Sanmina or its directors. Any such modification or amendment shall be based upon the unanimous vote of all the independent directors and shall not be made by means of a Unanimous Written Consent. For a period until September 30, 2011, the Company shall disclose within four (4) business days in a filing with the SEC on Form 8-K any material modification or amendment of the Corporate Governance Reforms adopted herein and the reasons for such modification or amendment.

3.             Procedure For Implementing The Settlement

3.1           Lead Plaintiffs in the Federal Derivative Action shall submit the Stipulation together with its exhibits to the Federal Court and shall apply for entry of an order substantially in the form of Exhibit B hereto, requesting, inter alia, the preliminary approval of the Settlement set forth in the Stipulation, and approval for the filing and publication of the Settlement Notice substantially in the form of Exhibit B-1 hereto.

3.2           Within ten (10) days of the issuance of the preliminary approval, Sanmina shall cause the Stipulation to be filed with the Securities Exchange Commission on Form 8-K and shall issue a press release informing shareholders of the Notice attached hereto as Exhibit B-1. All costs of notice shall be paid by Sanmina. If additional notice is required by the Federal Court, the cost and administration of such additional notice will be borne by Sanmina.

3.3           Lead Plaintiffs in the Federal Derivative Action will request that after the Notice is given, the Federal Court hold a hearing (the “Settlement Hearing”) to consider and determine whether the Federal Order and Judgment substantially in the form of Exhibit A hereto should be entered: (a) approving the terms of the Settlement as fair and reasonable and adequate, including the payment of attorneys’ fees and expenses in the amount negotiated by the Parties; and (b)

dismissing with prejudice all claims asserted in the Federal Complaint against any of the Defendants who are defendants in the Federal Derivative Action.

3.4           Within no later than 10 days after entry of the Federal Order and Judgment as set forth above in ¶3.3, Lead Counsel in the State Derivative Action shall (i) apply to the State Court for a dismissal with prejudice of the State Action and (ii) use their reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable laws, regulations, and agreements to secure such dismissal with prejudice.

4.             Releases

4.1           Upon the Effective Date, as defined in ¶6.1 Defendants and the Plaintiffs (acting on their own behalf and, derivatively on behalf of Sanmina) and each of the Current Sanmina Stockholders shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons, as defined in ¶1.18 above. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

4.2           Upon the Effective Date, as defined in ¶6.1, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Plaintiffs and Plaintiffs’ Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Actions or the Released Claims. Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

5.             Plaintiffs’ Counsel’s Attorneys’ Fees and Expenses

5.1           After negotiating the terms set forth above, Plaintiffs’ Counsel and Sanmina reached an agreement at arm’s-length, in good faith, and with the assistance of the Mediator, Judge Infante, on the amount of attorneys’ fees, costs and expenses to be paid to Plaintiffs’ counsel in connection with the prosecution of the Actions and negotiation of the Settlement (the “Fee and Expense Award”). In exchange for the substantial benefits conferred upon Sanmina, Sanmina and its primary directors and officers’ liability insurance carrier have agreed to pay, as part of the Settlement, the Fee and Expense Award of $4 million for Plaintiffs’ Counsel’s service in the Actions, subject to court approval.

5.2           The Fee and Expense Award shall be transferred to Lead Counsel within ten (10) business days of the entry of an Order by the Federal Court approving the Settlement notwithstanding the existence of any timely filed objections to the Settlement or the possibility of an appeal from the Order, subject to the joint and several obligation of Plaintiffs’ Counsel or their successors to make appropriate refunds or repayments plus accrued interest promptly if and when, as a result of any appeal and/or further proceedings on remand, the Fee and Expense Award is reversed or reduced.

5.3           Any order or proceeding (or any portion thereof) relating solely to an award of attorneys’ fees and expenses, or any appeal from any order (or portion thereof) relating thereto or reversal or modification thereof, shall have no effect on the Settlement and shall not operate to terminate or cancel the Settlement or to affect or delay the finality of the Order and Final Judgment approving this Settlement.

6.             Conditions of Settlement, Effect of Disapproval, Cancellation or Termination

6.1           The Effective Date of the Stipulation shall be conditioned on the occurrence of all of the following events:

(a)          the approval of the terms of the Settlement by the Special Litigation Committee on behalf of Sanmina;

(b)         the entry by the Federal Court of the Federal Order and Judgment substantially in the form of Exhibit A hereto;

(c)          the entry by the State Court of an order dismissing the State Derivative Action;

(d)         the payment of the Fee and Expense Award in accordance with Section 5 herein; and

(e)          each of the following has become Final: (i) the Federal Order and Judgment described in ¶6.1(b) above; and (ii) the entry of an order by the State Court dismissing the State Derivative Action as described in ¶6.1(c) above.

6.2           If any of the conditions specified in ¶6.1 is not met, then the Stipulation shall be canceled and terminated subject to ¶6.3, and the Settling Parties shall be restored to their respective positions in the Actions as of the last date on which a Settling Party has executed this Stipulation, unless Plaintiffs’ Counsel and counsel for the Settling Parties mutually agree in writing to proceed with the Stipulation.

6.3           If for any reason the Effective Date of the Stipulation does not occur, or if the Stipulation is in any way canceled or terminated or if any rulings in the Federal Derivative Action related to the Stipulation are successfully attacked collaterally, the Fee and Expense Award shall be returned to Sanmina within twenty (20) calendar days of said event.

7.             Miscellaneous Provisions

7.1           The Settling Parties (a) acknowledge that it is their intent to consummate this Stipulation; and (b) agree to cooperate to the extent reasonably necessary to effectuate and implement all terms and conditions of the Stipulation and to exercise their best efforts to accomplish the foregoing terms and conditions of the Stipulation.

7.2           Pending final determination of whether the Settlement should be approved, all proceedings and all further activity between the Settling Parties regarding or directed towards the Actions, save for those activities and proceedings relating to this Stipulation and the Settlement, shall be stayed.

7.3           Pending the Effective Date of this Stipulation or the termination of the Stipulation according to its terms, Plaintiffs and their Related Persons are barred and enjoined from commencing, prosecuting, instigating, or in any way participating in the commencement or prosecution of any action asserting any Released Claims against any Released Person.

7.4           The Settling Parties intend this settlement to be a final and complete resolution of all disputes between Plaintiffs and the Defendants with respect to the Actions. The settlement compromises claims which are contested and shall not be deemed an admission by any Settling

Party as to the merits of any claim, allegation or defense. While Defendants deny that the claims advanced in the Actions are meritorious, these Defendants and the Special Litigation Committee on behalf of Sanmina agree that, in any statement made to any media representative (whether or not for attribution), they will not assert that the Actions were not filed in good faith and in accordance with the applicable federal rules, including, without limitation, Federal Rule of Civil Procedure 11 and all other similar laws, including California Code of Civil Procedure § 128.7. The Settling Parties further agree that the claims are being settled voluntarily after consultation with competent legal counsel. The Settling Parties will jointly request that the Judgment contain a finding that during the course of the litigation, the parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws, including California Code of Civil Procedure § 128.7.

7.5           Neither the Stipulation (including any exhibits attached hereto) nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim.

7.6           The exhibits to this Stipulation are material and integral parts hereof and are fully incorporated herein by this reference.

7.7           The Stipulation may be amended or modified only by a written instrument signed by or on behalf of all Settling Parties or their respective successors-in-interest.

7.8           This Stipulation and the exhibits attached hereto constitute the entire agreement among the Settling Parties and no representations, warranties or inducements have been made to any Settling Party concerning the Stipulation or any of its exhibits other than the representations, warranties and covenants contained and memorialized in such documents.

7.9           Except as otherwise provided herein, each Settling Party shall bear its own costs. Notwithstanding this section, nothing herein shall affect or limit any rights or obligations with respect to indemnification or the right to advancement of fees and costs as between the Individual Defendants, on the one hand, and Sanmina on the other.

7.10         Each counsel or other Person executing the Stipulation or its exhibits on behalf of any Settling Party hereby warrants that such Person has the full authority to do so.

7.11         The Stipulation may be executed in one or more counterparts. A faxed signature shall be deemed an original signature for the purposes of this Stipulation. All executed counterparts and each of them shall be deemed to be one and the same instrument. A complete set of counterparts, either originally executed or copies thereof, shall be filed with the Federal Court and, thereafter, with the State Court.

7.12         The Stipulation shall be binding upon, and inure to the benefit of, the successors and assigns of the Released Persons.

7.13         The Federal Court shall retain jurisdiction with respect to implementation and enforcement of the terms of the Stipulation, and the Settling Parties submit to the jurisdiction of the Federal Court for purposes of implementing and enforcing the settlement embodied in the Stipulation.

7.14         This Stipulation and the exhibits attached hereto shall be considered to have been negotiated, executed and delivered, and to be wholly performed, in the State of California, and the rights and obligations of the parties to the Stipulation shall be construed and enforced in accordance with, and governed by, the internal, substantive laws of the State of California without giving effect to that State’s choice of law principles.

IN WITNESS WHEREOF, the Settling Parties have caused the Stipulation to be executed by their duly authorized attorneys and dated February 26, 2009.

Dated: February 26, 2009	BARROWAY TOPAZ KESSLER MELTZER & CHECK, LLP
LEE D. RUDY
ROBIN WINCHESTER

	By:	/s/ Robin Winchester
Robin Winchester

Co-Lead Counsel for Plaintiffs in the Federal Derivative Action

Dated: February 26, 2009	COUGHLIN STOIA GELLER RUDMAN & ROBBINS LLP
DARREN J. ROBBINS
TRAVIS E. DOWNS III
JEFFREY D. LIGHT

	By:	/s/ Travis E. Downs III
Travis E. Downs III

Co-Lead Counsel for Plaintiffs in the Federal Derivative Action
Dated: February 26, 2009	FEDERMAN & SHERWOOD
WILLIAM B. FEDERMAN
SARA E. COLLIER

	By:	/s/ Sara E. Collier
Sara E. Collier

Counsel for Plaintiff Triniia Salehinasab in the State Derivative Action

Dated: February 26, 2009	ROBBINS UMEDA LLP
BRIAN J. ROBBINS
MARC M. UMEDA

	By:	/s/ Marc M. Umeda
Marc M. Umeda

Counsel for Plaintiffs Kevin Judd and Gary Bahnmiller in the State Derivative Action

Dated: February 26, 2009	HOGAN & HARTSON LLP
NORMAN J. BLEARS
MICHAEL L. CHARLSON

	By:	/s/ Norman J. Blears
Norman J. Blears

Counsel for Nominal Defendant Sanmina-SCI Corporation

Dated: February 26, 2009	HOGAN & HARTSON LLP
NORMAN J. BLEARS
MICHAEL L. CHARLSON

	By:	/s/ Norman J. Blears
Norman J. Blears

Counsel for Defendants Alain A. Couder and Peter J. Simone

Dated: February 26, 2009	LAW OFFICES OF ALLEN RUBY
ALLEN RUBY
GLEN W. SCHOFIELD

	By:	/s/ Allen Ruby
Allen Ruby

Counsel for Defendant Jure Sola

Dated: February 26, 2009	MORRISON & FOERSTER LLP
DARRYL P. RAINS
EUGENE ILLOVSKY

	By:	/s/ Darryl P. Rains
Darryl P. Rains

Counsel for Defendant Randy W. Furr

Dated: February 26, 2009	FENWICK & WEST LLP
KEVIN P. MUCK
JAY L. POMERANTZ

	By:	/s/ Jay L. Pomerantz
Jay L. Pomerantz

Counsel for Defendant Carmine Renzulli

Dated: February 26, 2009	COOLEY GODWARD KRONISH LLP
JOHN C. DWYER

	By:	/s/ John C. Dwyer
John C. Dwyer

Counsel for Defendants Elizabeth Jordan, David L. White and Bernard Whitney

Dated: February 26, 2009	ORRICK HERRINGTON & SUTCLIFFE LLP
MICHAEL D. TORPEY
PENELOPE GRABOYS BLAIR

	By:	/s/ Michael D. Torpey
Michael D. Torpey

Counsel for Defendants John Bolger, Neil R. Bonke, Fredric Harman, Mario M. Rosati, A. Eugene Sapp, Jr., Joseph Schell, Wayne Shortridge and Jacquelyn M. Ward

Dated: February 26, 2009	LATHAM & WATKINS
PAUL H. DAWES
MATTHEW RAWLINSON

	By:	/s/ Paul H. Dawes
Paul H. Dawes

Counsel for Defendants Samuel Altschuler, Stephen F. Bruton, Michael J. Clarke, Steven H. Jackman, Michael Landy, Eric Naroian, Hari Pillai, Michael Sparacino, Michael Sullivan and Dennis Young

Dated: February 26, 2009	HOGE FENTON JONES & APPEL, INC.
LISA E. AGUIAR

	By:	/s/ Lisa E. Aguiar
Lisa E. Aguiar

Counsel for Defendant Rick R. Ackel

Dated: February 26, 2009	JONES DAY
MARTHA BOERSCH

	By:	/s/ Martha Boersch
Martha Boersch

Counsel for Defendant Christopher D. Mitchell

Dated: February 26, 2009	RICE & BRONITSKY
PAUL E. RICE

	By:	/s/ Paul E. Rice
Paul E. Rice

Counsel for Mark J. Lustig

Exhibit A

BARROWAY TOPAZ KESSLER
MELTZER & CHECK, LLP

Eric L. Zagar (Bar No. 250519)

Robin Winchester

James H. Miller

280 King of Prussia Road

Radnor, PA 19087

Telephone: (610) 667-7706

Facsimile: (267) 948-2512

ezagar@btkmc.com

rwinchester@btkmc.com

jmiller@btkmc.com

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS, LLP

Shawn A. Williams (Bar No. 213113)

100 Pine Street, Suite 2600

San Francisco, CA 94111

Telephone: (415) 288-4545

Facsimile: (415) 299-4534

swilliams@csgrr.com

COUGHLIN STOIA GELLER
RUDMAN & ROBBINS, LLP

Travis E. Downs, III (Bar No. 148274)

Jeffrey D. Light (159515)

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: (619) 231-1058

Facsimile: (619) 231-7423

travisd@csgrr.com

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN JOSE DIVISION

Master Case No.: C-06-03783-JF
IN RE SANMINA-SCI CORP.
DERIVATIVE LITIGATION	[PROPOSED] ORDER AND FINAL JUDGMENT

This Document Relates to:
All Actions

This matter came before the Court for hearing pursuant to the Order of this Court, dated             , 2009 (“Order”), on the application of the parties for approval of the proposed settlement (“Settlement”) set forth in the Stipulation of Settlement dated February 26, 2009, and the Exhibits thereto (the “Stipulation”).

The Court has reviewed and considered all documents, evidence, objections (if any) and arguments presented in support of or against the Settlement; the Court being fully advised of the premises and good cause appearing therefore, the Court enters this Order and Final Judgment.

IT IS HEREBY ORDERED, ADJUDGED AND DECREED that:

1.                                       This Judgment incorporates by reference the definitions in the Stipulation, and all capitalized terms used herein shall have the same meanings as set forth in the Stipulation.

2.                                       This Court has jurisdiction over the subject matter of the Federal Derivative Action, including all matters necessary to effectuate the Settlement, and over all Settling Parties.

3.                                       The Court finds that the Notice provided to Sanmina stockholders fully satisfied the requirements of Federal Rule of Civil Procedure 23.1 and the requirements of due process.

4.                                       The Court finds that, during the course of the litigation of the Actions, the Settling Parties and their respective counsel at all times complied with the requirements of Federal Rule of Civil Procedure 11 and all other similar laws, including California Code of Civil Procedure §128.7.

5.                                       The Court finds that the terms of the Stipulation and Settlement are fair, reasonable and adequate as to each of the Settling Parties, and hereby finally approves the Stipulation and Settlement in all respects, and orders the Settling Parties to perform its terms to the extent the Settling Parties have not already done so.

6.                                       The Federal Derivative Action and all claims contained therein, as well as all of the Released Claims, are hereby dismissed with prejudice. The Settling Parties are to bear their own costs, except as otherwise provided in the Stipulation.

7.                                       Upon the Effective Date, as defined in the Stipulation, Sanmina, Plaintiffs (acting derivatively on behalf of Sanmina), and each of the Current Sanmina Stockholders (solely in their capacity as Sanmina stockholders) shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged the Released Claims against the Released Persons and any and all claims (including Unknown Claims) arising out of, relating to, or in connection with the defense, settlement or resolution of the Actions against the Released Persons.

8.                                       Upon the Effective Date, as defined in the Stipulation, each of the Released Persons shall be deemed to have, and by operation of the Judgment shall have, fully, finally, and forever released, relinquished and discharged each and all of the Plaintiffs and Plaintiffs’ Counsel from all claims (including Unknown Claims) arising out of, relating to, or in connection with, the institution, prosecution, assertion, settlement or resolution of the Actions or the Released Claims.

9.                                       Nothing herein shall in any way impair or restrict the rights of any Settling Party to enforce the terms of the Stipulation.

10.                                 The Court hereby approves the Fee and Expense Award in accordance with the Stipulation and finds that such fee is fair and reasonable.

11.                                 Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties or any other Person as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties; or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim; and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

12.                                 Without affecting the finality of this Judgment in any way, this Court hereby retains continuing jurisdiction with respect to implementation and enforcement of the terms of the Stipulation.

2

13.                                 In the event that the Settlement does not become effective in accordance with the terms of the Stipulation, this Judgment shall be vacated, and all Orders entered and releases delivered in connection with the Stipulation and this Order and Final Judgment shall be null and void, except as otherwise provided for in the Stipulation.

14.                                 This Judgment is a final, appealable judgment and should be entered forthwith by the Clerk in accordance with Federal Rule of Civil Procedure 58.

IT IS SO ORDERED.

DATED:
THE HONORABLE JEREMY FOGEL UNITED STATES DISTRICT JUDGE

3

Exhibit B

BARROWAY TOPAZ KESSLER

  MELTZER & CHECK, LLP

Eric L. Zagar (Bar No. 250519)

Robin Winchester

James H. Miller

280 King of Prussia Road

Radnor, PA 19087

Telephone: (610) 667-7706

Facsimile: (267) 948-2512

ezagar@btkmc.com

rwinchester@btkmc.com

jmiller@btkmc.com

COUGHLIN STOIA GELLER

  RUDMAN & ROBBINS, LLP

Shawn A. Williams (Bar No. 213113)

100 Pine Street, Suite 2600

San Francisco, CA 94111

Telephone: (415) 288-4545

Facsimile: (415) 299-4534

swilliams@csgrr.com

COUGHLIN STOIA GELLER

  RUDMAN & ROBBINS, LLP

Travis E. Downs, III (Bar No. 148274)

Jeffrey D. Light (159515)

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: (619) 231-1058

Facsimile: (619) 231-7423

travisd@csgrr.com

Counsel for Lead Plaintiffs

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN JOSE DIVISION

Master Case No.: C-06-03783-JF
IN RE SANMINA-SCI CORP.
DERIVATIVE LITIGATION	[PROPOSED] ORDER
PRELIMINARILY APPROVING DERIVATIVE SETTLEMENT AND PROVIDING FOR NOTICE
This Document Relates to:
All Actions

WHEREAS, the Settling Parties have made application, pursuant to Federal Rule of Civil Procedure 23.1, for an order (i) preliminarily approving the proposed settlement (the “Settlement”) of the above-captioned shareholder derivative action (“Federal Derivative Action”) and the related derivative action pending in the Superior Court of the State of California, County of Santa Clara, entitled In re Sanmina-SCI Corp. Derivative Litigation, Lead Case No. 1:06 SV-071786 (the “State Derivative Action”) (collectively, the “Actions”), in accordance with a Stipulation of Settlement dated February 26, 2009 and the exhibits thereto (the “Stipulation”), and (ii) approving for distribution of the Notice of Proposed Settlement;

WHEREAS, the Stipulation sets forth the terms and conditions for the Settlement, including but not limited to: (i) a proposed Settlement and dismissal of the Actions with prejudice as to the Released Persons; and (ii) an award of attorneys’ fees and costs to Plaintiffs in the Actions, upon the terms and conditions set forth in the Stipulation;

WHEREAS, the Settlement appears to be the product of serious, informed, non-collusive negotiations and falls within the range of possible approval;

WHEREAS, all capitalized terms contained herein shall have the same meanings as set forth in the Stipulation (in addition to those capitalized terms defined herein); and

WHEREAS, this Court, having considered the Stipulation and the exhibits annexed thereto and having heard the arguments of the Settling Parties at the preliminary approval hearing:

NOW THEREFORE, IT IS HEREBY ORDERED:

1.                                       This Court does hereby preliminarily approve, subject to further consideration at the Settlement Hearing described below, the Stipulation and the Settlement set forth therein, including the terms and conditions for: (i) a proposed Settlement and dismissal of the Actions with prejudice as to the Defendants; and (ii) an award of attorneys’ fees and costs to Plaintiffs’ Counsel in the Actions.

2.                                       A hearing (the “Settlement Hearing”) shall be held before this Court on                           at                ..m. at the United States District Court for the Northern District of California, 2112 Robert F. Peckham Federal Building and United States Courthouse, 280 South First Street, San Jose, CA 95113, to determine: (i) whether the terms and conditions of the

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Settlement provided for in the Stipulation are fair, reasonable, adequate and in the best interests of Sanmina and Current Sanmina Stockholders; (ii) whether an order and judgment as provided in ¶1.8 of the Stipulation should be entered herein; and (iii) whether to award attorneys’ fees and expenses to Plaintiffs’ Counsel.

3.                                       The Court approves, as to form and content, the Notice annexed as Exhibit B-1 to the Stipulation, and finds that the distribution of the Notice and publication of the Stipulation substantially in the manner and form set forth in paragraph 3.2 of the Stipulation, meets the requirements of Federal Rule of Civil Procedure 23.1 and due process, is the best notice practicable under the circumstances, and shall constitute due and sufficient notice to all Persons entitled thereto of all matters relating to the Settlement.

4.                                       Not later than ten (10) days following entry of this Order, Sanmina shall cause the Notice substantially in the form annexed as Exhibit B-1 hereto to be issued in a press release by the Company.

5.                                       Not later than ten (10) days following entry of this Order, Sanmina shall cause a copy of the Stipulation to be filed with the Securities and Exchange Commission via a Form 8-K.

6.                                       All costs incurred in the filing and publication of the Notices shall be paid by Sanmina and Sanmina shall undertake all administrative responsibility for filing and publication of the Notice.

7.                                       At least fourteen (14) days prior to the Settlement Hearing, Sanmina’s counsel shall serve on Lead Counsel and file with the Court proof, by affidavit or declaration, of such filing and publication of the Notice.

8.                                       All Current Sanmina Stockholders shall be bound by all orders, determinations and judgments in the Federal Derivative Action concerning the Settlement, whether favorable or unfavorable to Current Sanmina Stockholders.

9.                                       Pending final determination of whether the Settlement should be approved, no Current Sanmina Stockholder, either directly, representatively, or in any other capacity, shall commence or prosecute against any of the Released Persons, any action or proceeding in any court or tribunal asserting any of the Released Claims.

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10.           All papers in support of the Settlement and the award of attorneys’ fees and expenses shall be filed with the Court and served at least seven (7) calendar days prior to the Settlement Hearing.

11.           Any current record holders and beneficial owner of common stock of Sanmina as of February 25, 2009 may appear and show cause, if he, she or it has any reason why the terms of the Settlement should not be approved as fair, reasonable and adequate, or why a Judgment should not be entered thereon, provided, however, unless otherwise ordered by the Court, no current Sanmina stockholder shall be heard or entitled to contest the approval of all or any of the terms and conditions of the Settlement, or, if approved, the Judgment to be entered thereon approving the same, unless that Person has, at least fourteen (14) days prior to the Settlement Hearing, filed with the Clerk of the Court and served on the following counsel (delivered by hand or sent by first class mail) appropriate proof of stock ownership, along with written objections, including the basis therefore, and copies of any papers and briefs in support thereof:

COUGHLIN STOIA GELLER RUDMAN

& ROBBINS LLP

JEFFREY D. LIGHT (159515)

Co-Lead Counsel for Plaintiffs

in the Federal Derivative Action

FEDERMAN & SHERWOOD

WILLIAM B. FEDERMAN

SARA E. COLLIER

Counsel for Plaintiff Triniia Salehinasab in

the State Derivative Action

ROBBINS UMEDA LLP

BRIAN J. ROBBINS

MARC M. UMEDA

Counsel for Plaintiffs Kevin Judd and Gary

Bahnmiller in the State Derivative Action

HOGAN & HARTSON LLP

NORMAN J. BLEARS

MICHAEL L. CHARLSON

525 University Avenue, 2d Floor

Palo Alto, California 94301

Counsel for Nominal Defendant

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Sanmina-SCI Corporation

The written objections and copies of any papers and briefs in support thereof to be filed in Court shall be delivered by hand or sent by first class mail to:

Clerk of the Court

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN JOSE DIVISION

280 South First Street

San Jose,CA 95113

Any Current Sanmina Stockholder who does not make his, her or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness or adequacy of the Settlement as incorporated in the Stipulation and to the award of attorney fees and expenses to Plaintiffs’ Counsel, unless otherwise ordered by the Court, but shall otherwise be bound by the Judgment to be entered and the releases to be given.

12.           Neither the Stipulation nor the Settlement, nor any act performed or document executed pursuant to or in furtherance of the Stipulation or the Settlement: (a) is or may be deemed to be or may be offered, attempted to be offered or used in any way by the Settling Parties as a presumption, a concession or an admission of, or evidence of, any fault, wrongdoing or liability of the Settling Parties or of the validity of any Released Claims; or (b) is intended by the Settling Parties to be offered or received as evidence or used by any other person in any other actions or proceedings, whether civil, criminal or administrative. The Released Persons may file the Stipulation and/or the Judgment in any action that may be brought against them in order to support a defense or counterclaim based on principles of res judicata, collateral estoppel, full faith and credit, release, standing, good faith settlement, judgment bar or reduction or any other theory of claim preclusion or issue preclusion or similar defense or counterclaim; and any of the Settling Parties may file the Stipulation and documents executed pursuant and in furtherance thereto in any action to enforce the Settlement.

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13.           The Court reserves the right to adjourn the date of the Settlement Hearing or modify any other dates set forth herein without further notice to the current Sanmina stockholders, and retains jurisdiction to consider all further applications arising out of or connected with the Settlement. The Court may approve the Settlement, with such modifications as may be agreed to by the Settling Parties, if appropriate, without further notice to the current Sanmina stockholders.

IT IS SO ORDERED.

DATED:
THE HONORABLE JEREMY FOGEL UNITED STATES DISTRICT JUDGE

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Exhibit B-1

BARROWAY TOPAZ KESSLER

  MELTZER & CHECK, LLP

Eric L. Zagar (Bar No. 250519)

Robin Winchester

James H. Miller

280 King of Prussia Road

Radnor, PA 19087

Telephone: (610) 667-7706

Facsimile: (267) 948-2512

ezagar@btkmc.com

rwinchester@btkmc.com

jmiller@btkmc.com

COUGHLIN STOIA GELLER

  RUDMAN & ROBBINS, LLP

Shawn A. Williams (Bar No. 213113)

100 Pine Street, Suite 2600

San Francisco, CA 94111

Telephone: (415) 288-4545

Facsimile: (415) 299-4534

swilliams@csgrr.com

COUGHLIN STOIA GELLER

  RUDMAN & ROBBINS, LLP

Travis E. Downs, III (Bar No. 148274)

Jeffrey D. Light (159515)

655 West Broadway, Suite 1900

San Diego, CA 92101

Telephone: (619) 231-1058

Facsimile: (619) 231-7423

travisd@csgrr. com

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN JOSE DIVISION

Master Case No.: C-06-03783-JF
IN RE SANMINA-SCI CORP. DERIVATIVE LITIGATION	NOTICE OF SETTLEMENT

This Document Relates to:
All Actions

NOTICE OF SETTLEMENT OF DERIVATIVE ACTIONS

TO:         ALL CURRENT SHAREHOLDERS OF SANMINA-SCI CORPORATION (“SANMINA” OR THE “COMPANY”) COMMON STOCK AS OF FEBRUARY 26, 2009.

PLEASE TAKE NOTICE that the above-captioned shareholder derivative action, as well as the consolidated action pending in the Superior Court of the State of California, County of Santa Clara, In re Sanmina-SCI Corp. Derivative Litigation, Lead Case No. 1:06 SV-071786 (together, the “Actions”), are being settled and the parties have entered into a Stipulation of Settlement dated February 26, 2009 (the “Stipulation”). The terms of the Settlement set forth in the Stipulation include: (i) a direct financial benefit to Sanmina of over $16.5 million, consisting of the repricing and cancelation of certain defendants’ stock options and cash payments to Sanmina; (ii) the adoption and/or implementation of a variety of corporate governance measures, including enhanced stock option granting and compliance procedures that relate to and address many of the underlying issues in the Actions; and (iii) Sanmina’s payment of Plaintiffs’ Counsel’s attorney fees and expenses in the amount of $4 million.

IF YOU ARE A CURRENT OWNER OF SANMINA COMMON STOCK, YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THE LITIGATION.

On                 , 2009 at    .m., a hearing (the “Settlement Hearing”) will be held before the United States District Court for the Northern District of California, 2112 Robert F. Peckham Federal Building and United States Courthouse, 280 South First Street, San Jose, CA 95113, to determine: (i) whether the terms of the Settlement should be approved as fair, reasonable, and adequate; and (ii) whether the above-entitled action should be dismissed on the merits and with prejudice.

Any shareholder of Sanmina that objects to the Settlement of the Actions shall have a right to appear and to be heard at the Settlement Hearing, provided that he or she was a shareholder of record as of February 26, 2009. Any shareholder of Sanmina who satisfies this requirement may enter an appearance through counsel of such member’s own choosing and at such member’s own expense or may appear on their own. However, no shareholder of Sanmina shall be heard at the Settlement Hearing unless, no later than 14 days prior to the date of the Settlement Hearing, such

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shareholder has filed with the Court and delivered to Plaintiffs’ Counsel and counsel for nominal defendant Sanmina a written notice of objection, their grounds for objecting to the Settlement, and proof of both their status as a shareholder and the dates of stock ownership in Sanmina. Only shareholders who have filed and delivered validly and timely written notices of objection will be entitled to be heard at the Settlement Hearing unless the Court orders otherwise.

If you wish to object to the Settlement, you must file a written objection setting forth the grounds for such an objection with the Court on or before         , with service on the following parties:

COUGHLIN STOIA GELLER RUDMAN

& ROBBINS LLP

JEFFREY D. LIGHT (159515)

Co-Lead Counsel for Plaintiffs

in the Federal Derivative Action

FEDERMAN & SHERWOOD

WILLIAM B. FEDERMAN

SARA E. COLLIER

Counsel for Plaintiff Triniia Salehinasab in

the State Derivative Action

ROBBINS UMEDA LLP

BRIAN J. ROBBINS

MARC M. UMEDA

Counsel for Plaintiffs Kevin Judd and Gary

Bahnmiller in the State Derivative Action

HOGAN & HARTSON LLP

NORMAN J. BLEARS

MICHAEL L. CHARLSON

525 University Avenue, 2d Floor

Palo Alto, California 94301

650.463.4000

Counsel for Nominal Defendant

Sanmina-SCI Corporation

Inquiries may be made to Plaintiffs’ Counsel: Rick Nelson, c/o Shareholder Relations, Coughlin Stoia Geller Rudman & Robbins LLP, 655 West Broadway, Suite 1900, San Diego, CA 92101; phone 619-231-1058.

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DATED , 2009	BY ORDER OF THE COURT UNITED STATES DISTRICT COURT NORTHERN DISTRICT OF CALIFORNIA SAN JOSE DIVISION

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